ASSIGNMENT AND ASSUMPTION OF LEASE


      THIS ASSIGNMENT AND ASSUMPTION OF LEASE (this "Assignment") is made and entered into as of the 1st day of December, 2005, by and between LOUDON ROAD N.H. RTE. 9 DEVELOPMENT, LLC, a New York limited liability company ("Assignor"), and AEI INCOME & GROWTH FUND 25 LLC, a Delaware limited liability company ("Assignee").

                                    RECITALS:

  A. Assignor and Assignee (predecessor-in-interest to AEI Fund Management, Inc.) are parties to that certain Purchase and Sale Agreement dated October 7, 2005, (the "Agreement"), pursuant to which Assignee is acquiring from Assignor the real property, and improvements located on such property, more particularly described on EXHIBIT A attached hereto and incorporated herein by this reference (the "Premises").

  B. Pursuant to the terms of the Agreement, Assignor desires to sell, assign, convey, transfer and set over to Assignee and Assignee desires to assume all of Assignor's interest in that certain Lease dated June 30, 2005 (the "Lease") by and between Assignor and Sterling, Inc. (the "Tenant"), including all rents prepaid for any period subsequent to the date of this Assignment, and all of Assignor's interest in that certain Guaranty dated June 24, 2004 by and between Assignor and Sterling Jewelers, Inc. (the "Guarantor") subject to the terms and conditions set forth below.

C. Assignor is the Landlord under the Lease and Guaranty with full right and title to assign the Lease, the Guaranty, and the "Rent" (as defined below) to Assignee as provided herein. The Lease and Guaranty are in full force and effect and have not been modified or amended. So far as is known to Assignor, there is no default by Tenant under the Lease, and no Rent has been waived, anticipated, discounted, compromised or released.

     NOW, THEREFORE, in consideration of the Recitals, which are hereby made a part hereof, for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, Assignor and Assignee hereby agree as follows:

 1. Assignor hereby irrevocably and unconditionally sells, assigns, conveys, transfers and sets over unto Assignee, its heirs, successors and assigns as of the date hereof (the "Effective Date"), all of Assignor's right, title and interest in, to and under: (i) the Lease, (ii) the Guaranty, and (iii) any and all rents prepaid as of the Effective Date, held by Assignor in connection with the Lease (the "Rent").

 2. Except as otherwise set forth in Paragraph 4 hereof, Assignee hereby assumes and shall be liable for any and all liabilities, claims, obligations, losses and expenses, including reasonable attorneys' fees arising in connection with the Lease or the Guaranty which are actually incurred, and which arise by virtue of acts or omissions occurring thereunder on or after the Effective Date. Assignor shall indemnify and hold Assignee harmless from any and all liabilities, claims, obligations, losses and expenses, including reasonable attorneys' fees arising in connection with the Lease or the Guaranty which are actually incurred, and which arise by virtue of acts or omissions occurring thereunder, prior to the Effective Date. Except as otherwise set forth in Paragraph 4 hereof, Assignee shall indemnify and hold Assignor harmless from any and all liabilities, claims, obligations, loss and expenses, including reasonable attorneys fees, arising in connection with the Lease or as a result of Assignee's failure to fulfill the landlord's duties and obligations accruing under the Lease, or the Guaranty on or after the Effective Date. Assignee shall be entitled to receive all income arising from the Lease from and after said Effective Date. Assignor shall be entitled to receive all income accruing from the Lease prior to the Effective Date.

3. Assignor shall direct the Tenant and any successor tenant under the Lease to pay to Assignee the Rent and all other monetary obligations due or to become due under the Lease for the period beginning on the Effective Date.

 4. Notwithstanding anything contained herein or implied hereby to the contrary, Assignor shall remain liable for the performance of the obligations of the "Landlord" under the Lease with respect to Landlord's obligations under
Section 15 of the Lease.

 5. This Assignment shall be governed by and construed in accordance with the laws of the state in which the Property is located.

6. All rights and obligations of Assignee and Assignor hereunder shall be binding upon and inure to the benefit of Assignor, Assignee and the heirs, successors and assigns of each such party.

7. This Assignment may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page. Any signature page of this Assignment may be detached from any counterpart of this Assignment without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Agreement identical in form hereto but having attached to it one or more additional signature pages.


8. Whenever the context so requires in this Assignment, all words used in the singular shall be construed to have been used in the plural (and vice versa), each gender shall be construed to include any other genders, and the word "person" shall be construed to include a natural person, a corporation, a firm, a partnership, a joint venture, a trust, an estate or any other entity.


     IN WITNESS WHEREOF, Assignor and Assignee have executed this
Assignment effective as of the day and year first above written.


                       ASSIGNOR:LOUDON ROAD N.H. RTE 9 . DEVELOPMENT, LLC, a New York limited liability company

                       By:Westlake Holding, Inc., a New York corporation
                       Its: Sole member

                       By: /s/ Joseph P Kane
                               Joseph P. Kane,  President


STATE OF NEW YORK       )
                        ) ss.
COUNTY OF ONONDAGA      )

     The forgoing instrument was acknowledged before me this 29 day of November, 2005, by Joseph P. Kane, as President of Westlake Holding, Inc., sole member of Loudon Road N.H. Rte. 9 Development, LLC, a New York limited liability company, on behalf of said limited liability company.

     WITNESS my hand and official seal.

     My commission expires
                                   /s/ Stephen G Etoll
                                         Notary Public

                                   [Notarial Seal]


                              ASSIGNEE: AEI INCOME & GROWTH FUND 25 LLC, a Delaware limited liability company

                              By:  AEI Fund Management XXI, Inc.,
                                   A Minnesota corporation

                              Its: Managing Member

                              By:/s/ Robert P Johnson
                                     Robert P. Johnson, President



STATE OF MINNESOTA      )
                        ) ss.
CITY/COUNTY OF RAMSEY   )

     The forgoing instrument was acknowledged before me this 1st day of December, 2005, by Robert P. Johnson, as President of AEI Fund Management XXI, Inc., Managing Member of AEI INCOME & GROWTH FUND 25 LLC, a Delaware limited liability company, on behalf of said limited liability company.

     WITNESS my hand and official seal.

                               /s/ Jennifer Schreiner
                                   Notary Public


                                   [Notarial Seal]


 EXHIBIT A TO ASSIGNMENT AND ASSUMPTION OF LEASE AND GUARANTY

                  Legal Description

A certain tract of land with any buildings and improvements thereon, situated in the City of Concord, County of Merrimack, State of New Hampshire, being shown as Lot 1 on a plan of land entitled, "Subdivision Plat of land of Berkshire-Concord, LLC Map 111E, Block 1, Lots 1, 4, 5 & 6 Map 111F, Block 2, Lot 8" dated February 15, 2005 revised through June 8, 2005 by Richard D. Bartlett & Associates, LLC, which Plan is recorded with the Merrimack County Registry of Deeds as Plan No. 17480 (the "Plan"), being, more particularly bounded and described as follows:

Commencing at a steel pin set on the northerly sideline of Loudon
Road, said pin marking
the southeasterly most corner of the lot herein described; thence

By a curve to the left, having a central angle of 47 21'09" and a radius of 39.50 feet, a distance of 32.65 feet to a point; thence

By a curve to the right, having a central angle of 24 22'03" and a radius of 184.50 feet, a distance of 78.47 feet to a steel pin; thence

N35 34'20"W a distance of 105.40 feet to a steel pin; thence

S54 25'40"W a distance of 145.50 feet to a steel pin; thence

S35 33'45"E a distance of 185.26 feet to a steel pin on said sideline of Loudon Road; thence

N  63   53'  05"  E  a distance of 93.60 feet  to  the  point  of
beginning.

TOGETHER  WITH  rights  under  that certain  Reciprocal  Easement
Agreement dated July 15, 2005,
by  and  between  Loudon  Road N.H. Rte.9  Development,  LLC  and
Berkshire-Concord, LLC recorded
with  the  Merrimack County Registry of Deeds at Book 2801,  Page
786.















                                      LEASE

                                     BETWEEN

                    LOUDIN ROAD N.H. RTE. 9 DEVELOPMENT, LLC
                      a New York limited liability company


                                       AND


                                 STERLING INC.,
                              an Ohio, corporation





                              Dated:  June 30, 2005










                                      LEASE

     In consideration of the rents and covenants set forth below, Landlord (as hereinafter defined) hereby leases to Tenant (as hereinafter defined), and Tenant hereby leases from Landlord, the Premises (as hereinafter defined), upon the following terms and conditions:

                                    ARTICLE 1

                          FUNDAMENTAL LEASE PROVISIONS

The provisions in this Article shall be referred to in this Lease as the "Fundamental Lease Provisions."

     1.1 EXHIBITS TO LEASE. The following exhibits are attached to and made a part of ~s Lease, and are incorporated herein by reference:

          EXHIBIT "A".        The description of the Premises.

          EXHIBIT "B".        The site plan showing the layout of
     the Shopping Center, and the location of the Premises and the Building, parking areas, driveways, common areas, the Protected Area and other improvements to be constructed in the Shopping Center (the "Site Plan").

          EXHIBIT  "C".         The list of Tenant's prototypical
          Plans and Specifications prepared and provided by Tenant and approved by Landlord, wherein are detailed Landlord's Work (as hereinafter defined) in the Premises.

          EXHIBIT  "C-1"  .     The list of items which  comprise
     Tenant's Work (as hereinafter defined).

          EXHIBIT  "D".         Tenant's exterior  sign  drawings
     prepared and provided by Tenant and approved by Landlord, wherein are detailed Tenant's exterior sign(s).

          EXHIBIT "E".        The Premises Cost.

          EXHIBIT "F".        Tenant's Trade Fixtures which shall
     remain the personal property of Tenant and which Tenant may remove upon expiration or termination of this Lease.

          EXHIBIT  "G"         The existing exclusives for  which
     the Premises may not be used.

          EXHIBIT "H".        The form of Guaranty of Lease to be
     executed by Sterling Jewelers Inc.

               1.2        DEFINITIONS.  Unless otherwise  defined
          herein, capitalized terms used in this Lease shall have
          the   meanings   listed   in  the   Fundamental   Lease
          Provisions.

                                        1
     Building:           shall   mean   the  building  containing
                         approximately 5,996 square feet of floor
                         area   and   all  improvements   thereto
                         (including   Tenant's   Work)   to    be
                         constructed  on  the  Premises  and   as
                         identified   on  Exhibit  "B"   attached
                         hereto.

     Commencement Date:  shall  mean  the earlier of thirty  (30)
                         days after the Delivery Date or the  day
                         that   Tenant  opens  for  and  conducts
                         business in the Premises.

     Construction Period:      shall  mean that period commencing
                         on the date of execution of this Lease and ending on October 31, 2005.

     Delivery Date:      shall   mean  the  date  that   Landlord
                         delivers  the  Premises to  Tenant  with
                         Landlord'   s   Work   fully    complete
                         (excepting  the  Punchlist   Items   (as
                         hereinafter defined)).

     Fixed Monthly Rent:        11%  of  the  Premises  Cost  (as
                         detailed on Exhibit "E") divided by twelve, subject to proration as provided in Section 2.3, which for Lease Years 1-5 shall be Twenty-three Thousand Eight Hundred Seventy-four and 58/lOO Dollars ($23,874.58) per month ($286,495.00 per annum).

     Force Majeure:      shall mean the occurrence of one of  the
                         below   listed  events  which  prevents,
                         delays or hinders the performance of any
                         act  required hereunder (other than  the
                         payment  of  money): strikes,  lockouts,
                         inability to procure materials,  failure
                         of  power, restrictive governmental laws
                         or   regulations,  riots,  insurrection,
                         war,  or  any  other reason  of  a  like
                         nature  n~t  the  fault  of  the   party
                         delayed in performing work or doing any act required under the terms of this Lease.

     Gross Leasable Area:          shall mean the number of
     square feet of the Building.

     Increase Date:      fifth    (5th)   anniversary   of    the
                         Commencement  Date, and every  five  (5)
                         years   thereafter,  including   Renewal
                         Terms.

     Increase Percentage:          ten percent (10% )

     Initial Term:       twenty   (20)  Lease  Years,  plus   any
                         Partial Lease Years, commencing on the Commencement Date.

     Landlord:                Loudon Road N ,H. Rte. 9
Development, LLC

                         c/o Westlake Development, LLC

                         753 James Street, Suite B-1

                         Syracuse, New'York 13203

     Fax:                     (315) 471-6436

                         With copies to:

                         Shulman Curtin Grundner & Regan, P.C.
                         250 S. Clinton Street, Suite 502
                         Syracuse, New York 13202
                         Attn: Stephen G. Etoll, Esq.
                         FAX: (315) 424-8205

     Landlord' s Work:   shall  mean the work to be performed  by
                         or  at  the  direction  of  Landlord  in
                         constructing the Premises, the  Building
                         and   related  improvements,   as   more
                         particularly  specified  in  Article  15
                         below and Exhibit "C".

     Lease Y ear:        shall  mean  a  period  of  twelve  (12)
                         consecutive calendar months  during  the
                         Term, the first of which shall begin  on
                         the first day of February next following
                         the   Commencement  Date,  (unless   the
                         Commencement Date shall be the first day
                         of  February, in which event  the  first
                         Lease   Year   shall   begin   on    the
                         Commencement Date) and ending on the following January 31.

     Partial Lease Year:       shall mean the period, if any,  of
                         fewer   than   twelve  (12)  consecutive
                         calendar months between the Commencement
                         Date  and  the  first day of  the  first
                         Lease  Year, and the period, if any,  of
                         less   than   twelve  (12)   consecutive
                         calendar months between the last day of the last Lease Year and the expiration of the Lease Term.

     Permitting Period:       shall mean the period commencing on
the date of this Lease and ending on June 30,2005.

     Proposed Use:       shall  mean  the display  and  sale,  at
                         retail,   of  gold,  silver,   diamonds,
                         colored   gemstones   and   other   fine
                         jewelry, watches, and clocks, crystal, porcelain, and related items normally sold in Tenant's other stores and, as incidental thereto, the repair and/or appraisal of the same.

     Plans and Specifications:     shall mean the prototypical
                         plans and specifications for the
                         construction of the Premises which were
                         previously delivered to and approved by
                         Landlord, a list of which is set forth
                         on attached Exhibit "C" as the same may
                         be modified only by written agreement by and between Landlord and Tenant.

     Premises:                  shall  mean  that  certain   real
property having .60 acres as more
                         particularly described in Exhibit " A  "
                         together  with  all improvements  to  be
                         constructed  thereon,  located  at   the
                         Shopping  Center Site  in  the  city  of
                         Concord,  County of Merrimack, State  of
                         New  Hampshire,  and having  the  street
                         address  297 Loudon Road, together  with
                         all  appurtenances, rights and easements
                         (including  the benefit  of  all  rights
                         under  the "Easement Agreement"  defined
                         in  Section  13.6 below)  and  exclusive
                         rights,    if   any,   granted    herein
                         applicable to the Premises, as further depicted on the Site Plan.

     Premises Cost:      shall  mean  the  agreed  upon  cost  to
                         perform Landlord's Work, which cost is computed on Exhibit "E" attached hereto and made a part hereof.

     Premises Site:                shall mean the land described
on Exhibit "A".

     Public Entity:      shall  mean the Federal, State,  County,
                         municipal  or  other  governmental  unit
                         however  denominated,  and  any  agency,
                         division, department or public  official
                         thereof,   now   or   hereafter   having
                         jurisdiction, in any respect, over the Premises.

     Punchlist Items:    shall  mean such minor, incomplete items
                         of   Landlord's  Work   which   do   not
                         materially deviate from the Plans and Specifications or materially interfere with Tenant's ability to open or operate the Premises.

     Purchase Agreement  shall  mean  that certain  Purchase  and
                         Sale Agreement between Berkshire-Concord
                         LLC  -and Landlord' s affiliate  entity,
                         McFarland    Development,     LLC     ("
                         Affiliate"),  entered  into   on   March
                         15,2005 whereby Landlord shall obtain fee simple title to the Premises.

     Renewal  Terms:            four  (4)  additional  terms   of
five{5) year(s) each.

     Shopping Center     shall  mean the Patriot's Place Shopping
                         Center located at 295- 299 Loudon  Road,
                         Concord,  N.H., consisting of  a  tenant
                         building"   A   "  having  approximately
                         50,000  square feet and tenant  building
                         "B" having approximately 22,200 square feet, the Premises, Building, and the Common Areas, and other improvements located upon the Shopping Center Site as further depicted on the Site Plan.

     Shopping Center Site          shall mean the land shown on
Exhibit "B", on which the Shopping Center is located.

     Shopping Center Owner    Berkshire-Concord, LLC, its
successors and assigns.

     Sign Drawings:      shall  mean the plans and specifications
                         for Tenant's exterior sign(s) on the Premises, in the form of Exhibit "D" as the same may be modified only by written agreement by and between Landlord and Tenant.

     Tenant:             Sterling Inc.
                         375 Ghent Road
                         Akron, Ohio 44333
                         Attn: Real Estate Department
                         F AX: (330) 668-5050

                         With copies to:

                         Brouse McDowell LP A
                         1001 Lakeside Avenue, Suite 1600
                         Cleveland, Ohio 44114
                         Attn: David A. Lum, Esq .
                         F AX: (216) 830-6807

     Tenant's Work:      shall  mean the work to be performed  by
                         or   at  the  direction  of  Tenant   in
                         fixturing   the   Premises    as    more
                         specifically identified on  Exhibit  "C-
                         1", attached hereto.

     Tenant's Trade Fixtures:      those items listed on attached
                         Exhibit "F" which are and shall remain the personal property of Tenant.

                                    ARTICLE 2

                                  TERM AND RENT

          2.1 TERM. The Initial Term of this Lease shall be as set forth in the Fundamental Lease Provisions. Provided Tenant is not then in default under this Lease, Tenant shall have the option to extend the Initial Term by the number of successive Renewal Terms described in the Fundamental Lease Provisions by giving Landlord written notice of its election to extend the term of this Lease for the succeeding Renewal Term not less than one hundred eighty (180) days prior to the expiration of the Initial Term or the thel1-running Renewal Term, as the case may be. Excepting the amount of the Fixed Monthly Rent, as adjusted, the terms and conditions of this Lease shall apply during each Renewal Term. The Initial Term, as it may be extended by one or more Renewal Terms, shall be hereinafter referred to as the "Lease Term."

          2.2  Intentionally Omitted.

          2.3 FIXED MONTHLY RENT. For the use and occupancy of the Premises, Tenant shall pay Landlord the Fixed Monthly Rent, in advance, commencing on the Commencement Date and continuing on the first day of each calendar month thereafter during the Lease Term, without any offset or deduction except as specifically provided for herein. The Fixed Monthly Rent payable under this Lease shall increase by the Increase Percentage on each Increase Date. Should the Lease TeI1D commence on a day other than the first day of a calendar month, then the rental for such first fractional month shall be computed on a daily basis for the period from the Commencement Date to the end of such calendar month at an amount equal to 1/30th of the Fixed Monthly Rent for each day. Should the Lease Term end on a day other than the last day of a calendar month, then the rental for such fractional month shall be computed on a daily basis at an amount equal to 1/30th of the Fixed Monthly Rent for each day. Tenant sh'a1l pay Landlord the Fixed Monthly Rent in lawful money of the United States at the address for Landlord set forth in the Fundamental Lease Provisions, or to such other persons or at such other places as Landlord may designate in writing to Tenant. Landlord and Tenant acknowledge that the Premises Cost computation on Exhibit E is based on Landlord's review of the prototypical Plans and Specifications. Within thirty
     (30) days after receipt of the final Plans and Specifications from Tenant, Landlord shall notify Tenant in writing of any differences between the prototypical Plans and Specifications and the final Plans and Specifications which increase the Premises Cost set forth on attached Exhibit "E", together with at least three (3) bids which support such increase. Within fifteen (15) days after receipt of such notice from Landlord, Tenant shall have the right to object to Landlord's proposed increase by providing written notice to Landlord, including a bid to support Tenant's objection. Landlord and Tenant shall thereafter cooperate with each other to resolve such dispute including obtaining an independent bid to resolve such discrepancy if necessary. Upon final resolution of the Premises Cost, but in any event prior to Landlord's commencement of Landlord's Work, Landlord and Tenant shall enter into a Supplemental Lease Agreement prepared by Tenant which modifies and replaces the Premises Cost set forth on Exhibit "E". In the event there is no modification of the Premises -- Cost, or upon execution of a Supplemental Lease Agreement modifying the Premises Cost, Landlord and Tenant agree that the Premises Cost shall be deemed to be final and not subject to any further adjustment, and that Tenant shall not be responsible for any other costs associated with Landlord's Work except for change orders which have been initiated, requested and approved by Tenant.


          2.4 ADDITIONAL RENT. In addition to the Fixed Monthly Rent, as increased, Tenant shall pay to the parties respectively entitled thereto all Additional Rent, including, but not limited to, insurance premiums, Taxes (as defined in Article 4), and any other charges, costs and expenses which arise or may be contemplated under any provision of this Lease during the Lease Term (collectively, the "Additional Rent"). Tenant shall furnish to Landlord, promptly after payment of any Taxes or insurance premiums, and, with respect to any other Additional Rent, promptly upon request of Landlord, official receipts or other satisfactory proof evidencing payment of such Additional Rent.


          " 2.5 INTEREST AND LATE CHARGES    If during the Lease
     Term, Tenant fails to pay the full amount of any Fixed Monthly Rent or Additional Rent within seven (7) days after receipt of written notice from Landlord that the same is due and payable, then Tenant shall pay to Landlord ... (a) interest at the monthly rate of one percent (I %) per month on the unpaid amount from and after the date on which any such sum shall be due and payable ("Interest"); and (b ) a late charge of fifty dollars ($50.00) to cover the extra expense involved in handling such delinquency ("Late Charge"). In the event Landlord has issued one (1) such notice to Tenant within any Lease Year, Interest and a Late Charge shall automatically accrue on any Fixed Monthly Rent or "Additional Rent which Tenant fails to pay when due during such Lease Year without Landlord being required to issue any further notices during such Lease Year. Any payment to be made by Tenant under this Lease shall be deemed to have been paid upon the date that it is received by Landlord. The provision for Interest and a Late Charge as set forth herein shall not be deemed to grant Tenant any grace period or extension of time or prevent Landlord from exercising any of its other rights under this Lease.


          2.6 NET LEASE. This Lease is what is commonly called a "triple net lease," it being understood that Landlord shall receive the Fixed Monthly Rent free and clear of any and all Taxes, other Additional Rent, liens, charges, liabilities or expenses of any nature whatsoever incurred in connection with the ownership and operation of the Premises.




                                    ARTICLE 3




                               USE OF THE PREMISES

          3.1 USE OF THE PREMISES. Tenant shall use the Premises for the Proposed Use or any other lawful purpose as long as such use does not diminish the value of the Premises or violate any existing exclusive uses then in effect with respect to the Premises including, but not limited to, the existing exclusive uses set forth on attached Exhibit "G"; provided, however, that Landlord shall not grant or consent to any additional exclusive uses other than as set forth on Exhibit "G" without Tenant's prior written consent which Tenant shall not unreasonably withhold.

          3.2  COMPLIANCE WITH LAW.

          3.2.1 As of the Delivery Date, Tenant shall, at Tenant's sole expense, comply in all respects with all applicable laws, ordinances, orders, rules, or regulations of any governmental authorities and with any directive of any public officer which shall impose any violation, order or duty upon Landlord or Tenant with respect to the Premises or the use or occupation thereof or signage thereon, including, without limitation, any governmental law or statute, rule, regulation, ordinance, code, policy or rule of common law now or hereafter in effect relating to the environment, health or safety .

          3.2.2 Tenant shall not use or permit the Premises to be used in any manner which will result in waste, reasonable wear and tear (subject to Tenant's obligations under Section 6.1) and casualty excepted, or the creation of a nuisance, and Tenant shall maintain the Premises free of any objectionable noises, odors, or disturbances.

          3.3 TENANT'S ENVIRONMENTAL COMPLIANCE. Excepting acts or omissions of Landlord or its employees, contractors or agents, for which Tenant shall have no liabilities, Tenant acknowledges and agrees to the following:

          3.3.1 Tenant shall, at its sole cost and expense at all times during the Term, comply in all respects with the Environmental Laws (as defined below) in its use and operation of the Premises.

          3.3.2 Tenant shall not use the Premises for the purpose of storing Hazardous Materials (as defined below) except in full compliance with the Environmental Laws and other applicable law, and shall not cause the release of any Hazardous Materials.

          3.3.3 Tenant shall notify Landlord promptly and in reasonable detail in the event that Tenant becomes aware of or suspects (i) the presence of any Hazardous Materials on the Premises (other than any Permitted Hazardous Materials, as defined below), or (ii) a violation of the Environmental Laws on the Premises.

          3.3.4 If Tenant uses or permits the Premises to be used so as to subject Tenant, Landlord or any occupant of the Premises to a claim of violation of the Environmental Laws (unless contested in good faith by appropriate proceedings), Tenant shall, at its sole cost and expense, immediately cease or cause cessation of such use or operations and shall remedy and fully cure any conditions arising therefrom.

          3.3.5      At  its sole cost and expense, Tenant  shall
     (i) immediately pay, when due, the cost of compliance with the Environmental Laws within the Premises required as a result of any acts or omissions of Tenant, or as otherwise required by this Lease, and (ii) keep the Premises free of any liens imposed pursuant to the Environmental Laws due to the acts or omissions of Tenant, or its employees, contractors or agents. Tenant shall, at all times, use, handle and dispose of any Permitted Hazardous Material in a commercially reasonable manner and in compliance with the Environmental Laws and applicable industry standards. Tenant shall cooperate with Landlord in any program between Landlord and any. governmental entity for proper disposal and/or recovery of any Permitted Hazardous Material.

          3.3.6 Without limiting any other agreement of indemnity by Tenant of Landlord, Tenant hereby agrees to indemnify, save and hold Landlord harmless from and against any and all claims, losses, liabilities, damages, penalties, fines and expenses of whatever kind or nature (including, without limitation, reasonable attorneys' fees and disbursements) arising from, out of or by reason of any violation of Tenant's covenants and obligations contained in this Section by Tenant, or out of any violation of the Environmental Laws by Tenant, its owners, employees, agents, or contractors, which indemnity obligation shall survive the expiration or te1111ination of this Lease.

          3.3.7 In the event that Tenant fails to comply with the any of the foregoing requirements of this Section, after the expiration of the cure period permitted under the Environmental Laws, if any, Landlord may, b~t shall not be obligated to (i) elect that such failure constitutes a default under this Lease; and/or (ii) take any and all actions, at Tenant's sole cost and expense, that Landlord deems necessary or desirable to cure any such noncompliance. Tenant shall reimburse Landlord as Additional Rent for any costs incurred by Landlord in exercising its options under this subsection within five (
     5) days after receipt of a bill therefor.

          3.3.8 Landlord acknowledges and covenants that in the event that through no fault of Tenant, Tenant's use, occupancy and enjoyment of the Premises ("Occupancy") shall be materially interfered with by reason of the existence or remediation of any Hazardous Materials for a period of one
     (1) year or more, then from and after such one (1) year period of interference, a fair and just proportion of the rents and other charges payable hereunder, taking into account the nature of the interference to Tenant's Occupancy, shall be abated until Tenant's Occupancy is no longer so interfered. If Tenant's Occupancy shall be so materially interfered with for a period of one (1) year or more in the last three (3) years of the Lease Term or any Renewal Term, Tenant shall have the right to terminate this Lease by giving written notice to Landlord of its election to do so, whereupon this Lease shall automatically terminate and end effective as of the date of such notice and neither party shall have any further obligations hereunder. During any time period where Tenant's Occupancy is so interfered, Landlord and Tenant agree to work together and cooperate with one another to rectify and remediate any Hazardous Materials existing on the Premises and to recover any and all costs and expenses from the party responsible for such Hazardous Materials.

          3.3.9 The provisions of this Section shall survive the expiration or termination of the Lease Term.

          3.4   LANDLORD'S ENVIRONMENTAL COMPLIANCE.    Excepting
     acts or omissions of Tenant or its employees, invitees, contractors or agents, for which Landlord shall have no liabilities, Landlord acknowledges the following:

          3.4.1 Landlord shall not cause or permit any Hazardous Materials to be sold, used, stored, brought upon, released, discharged or disposed of (collectively a "Use") in, on, under or about the Premises without in each case obtaining all necessary permits required in connection therewith, and complying with all permit requirements and Environmental Laws, and otherwise taking all appropriate steps and making adequate arrangements to assure that such Use is in the ordinary course of business and will be performed safely, without contamination of the Premises or any portion thereof and fully in compliance with all applicable laws.

          3.4.2 Without limiting any other agreement of indemnity by Landlord of Tenant, Landlord hereby agrees to indemnify, save and hold Tenant harmless from and against any and all claims, losses, liabilities, damages, penalties, fines and expenses of whatever kind or nature (including, without limitation, reasonable attorneys' fees and disbursements) arising from, out of or by reason of any violation of Landlord's covenants and obligations. contained in this Section by Landlord, any violation of the Environmental Laws by Landlord, its owners, employees, agents, or contractors, any pre-existing Hazardous Materials, or the release or discharge of Hazardous Materials on the Premises if caused by Landlord, its contractors, agents, employees, or any other person acting under Landlord, which indemnity obligation shall survive the expiration or earlier termination of this Lease.

          3.4.3 The provisions of this Section shall survive the expiration or termination of the Lease Tenn.

          3.5  DEFINITIONS. Capitalized terms used in this
     Article 3 and not otherwise defined herein shall have the following meanings.

               "HAZARDOUS MATERIALS" means any of the following as defined by the Environmental Laws: solid wastes; medical or nuclear waste or materials; toxic or hazardous substances; natural gas, liquefied natural gas or synthetic fuel gas; petroleum products or derivatives, wastes or contaminants (including, without limitation, polychlorinated biphenyls); paint containing lead; urea-formaldehyde foam insulation; asbestos (including, without limitation; fibers and friable asbestos); explosives, and discharges of sewage or effluent.

               "ENVIRONMENTAL  LAWS" means  all  requirements  of
          environmental, ecological, health, or industrial hygiene laws or regulations or rules of common law related to the Premises, including all requirements imposed by any law, rule, order, or regulation of any federal, state, or local executive, legislative, judicial, regulatory, or administrative agency, board, or authority, which relate to (i) noise; (ii) pollution or protection of the air, surface water, ground water, or land; (iii) solid, gaseous, or liquid waste generation, treatment, storage, disposal, or transportation; (iv) exposure to Hazardous Materials; or (v) regulation of the manufacture, processing, distribution and commerce, use, or storage of Hazardous Materials.

               "PERMITTED HAZARDOUS MATERIAL" means any Hazardous Materials which are necessary and commercially reasonable for the provision of any good or service related to the Permitted Uses and which are used,
          stored   and  disposed  of  in  compliance   with   all
          Environmental Laws.

                                    ARTICLE 4

                               AXES AND UTILITIES

          4.1 PAYMENT OF TAXES. Tenant shall pay, as Additional Rent,' the Taxes (as defined in the following Section) applicable to the Premises during the Lease Tenn. Landlord shall provide Tenant with copies of any tax bins applicable to the Premises promptly after receipt of such bins. All such payments shall be made at least ten (10) days prior to the delinquency date of such payment. Tenant shall promptly furnish Landlord with satisfactory evidence that such Taxes have been paid. If any such Taxes paid by Tenant shall cover any period of time prior to, or after the expiration of, the Lease Term, Landlord shall reimburse Tenant to the extent required. If Tenant shall fail to pay any such Taxes, Landlord shall have the right (but not the obligation) to pay the same, in which case Tenant shall repay such amount plus any penalties and interest resulting therefrom to Landlord within five (5) days after receipt of a bill therefor.

          4.2  DEFINITION OF "TAXES". As used herein, the term shall include:

          4.2.1 any-form of real estate tax or assessment, ad valorem tax or gross receipts tax imposed by any authority having the direct or indirect power to tax, including, but not limited to, any town, county, state, or federal government, or any school, agricultural, sanitary, fire, lighting, sewer, street, drainage, or other improvement district thereof, on, against or with respect to the Premises, this Lease, any legal or equitable interest of Landlord or any superior landlord in the Premises, or in the real property of which the Premises are a part, Landlord's right to rent or other income therefrom and Landlord's business of leasing the Premises;

          4.2.2 any tax, fee, levy, assessment, penalty, interest or other charge (i) in substitution of, partially or totally, any tax, fee, levy, assessment, or charge hereinabove included within this definition of Taxes, or
     (ii) any tax or increase in any tax which is imposed as a result of a transfer, either partial or total, of Landlord's interest in the Premises to Tenant, or (iii) any tax or increase in tax which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof; and

          4.2.3 all inspection fees, taxes, bonds, permits, certificates, assessments and sales, use, property or other taxes, fees or tolls of any nature whatsoever (together with any related interest or penalties) now or hereafter imposed against Landlord or Tenant by any federal, state, county or local governmental authority upon or with respect to the Premises, or the use thereof, or upon the possession; leasing, use, operation or other disposition thereof, or upon the rents, receipts or earnings arising therefrom or upon or with respect to this Lease; and

          4.2.4 all taxes assessed against and levied upon trade fixtures, furnishings, equipment, and all other personal property of Tenant contained in the Premises or elsewhere, which Tenant shall cause to be separately assessed and billed directly to Tenant.

Tenant shall pay when due, or reimburse and indemnify and hold Landlord harmless from and against, any Taxes. Notwithstanding the foregoing, the term "~" shall not include any general income taxes, inheritance taxes, business profit tax, business enterprise tax, and estate taxes imposed upon Landlord.

          4.3  TENANT'S RIGHT TO CONTEST TAXES.

          4.3.1 Tenant shall have the right, at its sole cost and expense, to contest the amount or validity, in whole or in part, of any Taxes by appropriate proceedings diligently conducted in good faith, but no such contest shall be carried on or maintained by Tenant after the time limit for the payment of any Taxes if such contest would threaten Landlord's interest in the Premises and unless Tenant shall
     (i) pay the amount involved under protest; (ii) procure and maintain a stay of all proceedings to enforce any collection of any Taxes, together with all penalties, interest, costs and expenses, by a deposit of a sufficient sum of money, or by such undertaking, as may be required or permitted by law to accomplish such stay; or (iii) deposit with Landlord, as security for the performance by Tenant of its obligations hereunder with respect to such Taxes, 120% of such contested amount or such other reasonable security as may be reasonably demanded by Landlord to insure payment of such contested Taxes and all penalties, interest, costs and expenses which may accrue during the period of the contest. Upon the ten11ination of any such proceedings, Tenant shall pay the amount of such Taxes or part thereof, as finally determined in such proceedings, together with any costs, fees (including all reasonable attorneys' fees and expenses), penalties or other liabilities in connection therewith; provided, however, that if Tenant has deposited cash or cash equivalents with Landlord as security under clause (iii) above, then, so long as no default exists under this Lease, Landlord shall arrange to pay such Taxes (or part thereof) together with the applicable costs, fees and liabilities as described above out of such cash or cash equivalents and return any unused balance, if any, to Tenant. Otherwise, Landlord shall return to Tenant all amounts, if any, held by or on behalf of Landlord which were deposited by Tenant in accordance with such clause (iii).

          4.3.2 Tenant shall have the right, at its cost and expense, to seek a reduction in the valuation of the Premises as assessed for tax purposes and to prosecute any appropriate action or proceeding in connection therewith. Provided Tenant is not in default hereunder, Tenant shall be authorized to retain any tax refund of any tax paid by Tenant.

          4.3.3 Landlord agrees that- whenever Landlord's cooperation is required in any proceeding brought by Tenant to contest any tax, Landlord will reasonably cooperate therein, provided same shall not entail any cost, liability or expense to Landlord. Tenant shall pay, indemnify and save Landlord harmless of and from, any and all liabilities, losses, judgments, decrees, costs and expenses (including all reasonable attorneys' fees and expenses) in connection with any such contest and shall, promptly after the final settlement, fully pay and discharge the amounts which shall be levied, assessed, charged or imposed or be deten11ined to be payable therein or in connection therewith, and Tenant shall perform and observe all acts and obligations, the performance of which shall be ordered or decreed as a result thereof. No such contest shall subject Landlord to the risk of any civil liability or the risk of any criminal liability, and Tenant shall give such reasonable indemnity or security to Landlord as may reasonably be demanded by Landlord to insure compliance with the foregoing provisions of this Section.

          4.4 PAYMENT OF UTILITIES. Beginning on the Delivery Date, Tenant shall pay to the utility companies or other parties entitled to payment the cost of all water, heat, mr conditioning, gas, electricity, telephone, and other utilities and services provided to or for the Premises. If any utility service is interrupted for a period in excess of seventy-two (72) hours due to the negligence or intentional misconduct of Landlord, its agents, contractors or employees, Fixed Monthly Rent shall abate until such time as such utility service resumes.

                                    ARTICLE 5

                          INSURANCE AND INDEMNIFICATION

          5.1 TENANT'S INSURANCE. From and after taking possession of the Premises, Tenant shall carry and maintain, at its sole cost and expense, the following types and amounts of Insurance:

Insurance Type           Amount of Coverage                Risks Covered

Commercial General    $1,000,000 per occurrence and    bodily injury, property
Liability             $2,000,000 in the aggregate      damage and contractual
                                                       liability

Property Damage       full replacement value of the    "all risk", including
                      Building and all improvements    sprinkler
                      damage and flood insurance
                      located on the Premises

Business Interruption not less than 12 installments of loss of earnings by at
                      Fixed Monthly Rent               least the perils of fire
                                                       and lighting extended
                                                       coverage, vandalism,
                                                       malicious mischief
                                                       and sprinkler
                                                       leakage

Worker's compensation as required by law

          5.2  POLICY FORM.

          5.2.1 Tenant shall obtain all policies of insurance required by Section 5.1 from insurance companies reasonably acceptable to Landlord which are qualified to do business in the jurisdiction where the Premises are situated and which have an "A-" or higher claims paying rating as ascribed by Standard & Poor's rating service. All such policies shall be issued, in the names of Landlord and Tenant, and, if requested by Landlord, any mortgagee or beneficiary of
     Landlord, as additional insureds. In addition, all such policies providing coverage for physical damage shall include loss payee and mortgagee endorsement in favor of Landlord and Landlord's mortgagee or beneficiary, respectively and as applicable. Tenant shall cause copies of such policies of insurance or originally executed certificates thereof to be delivered to Landlord prior to Landlord's execution of this Lease, and not less than thirty
     (30) days prior to any renewal thereof. As often as any such policy shall expire or terminate, Tenant shall procure and maintain renewal or additional policies with like terms. None of such policies shall contain any co-insurance requirements and all such policies shall provide for written notice to Landlord and any mortgagee or beneficiary of Landlord not less than thirty (30) days prior to any modification, cancellation, lapse, or reduction in the amounts of insurance, and shall further provide that any loss otherwise payable thereunder shall be payable notwithstanding any act or negligence of Landlord or Tenant which might, absent such provision, result in a forfeiture of all or part of the payment of such loss. All general liability, property damage, and other casualty policies shall be written on an occurrence basis as primary policies, not contributing with or in excess of coverage which Landlord may carry.

          5.2.2 Tenant's obligations to carry the insurance provided for above may be brought within the coverage of an "umbrella" policy or policies of insurance carried and maintained by Tenant; provided, however, that such policy or policies shall (i) have limits of not less than $5,000,000,
     (ii) name Landlord and any mortgagee or beneficiary of Landlord as additional insureds as their interests may appear, (iii) provide that the coverage afforded Landlord will not

                                             13
     be reduced or diminished by reason of the use of such blanket policies; and (iv) otherwise comply with the provisions of this Article V. Tenant agrees to permit Landlord at all reasonable times to inspect any policies of insurance of Tenant which Tenant has not delivered to Landlord. Tenant also shall comply with all insurance requirements of the Easement Agreement ( as defined in Section 13.6).

          5.3 SUBROGATION-WAIVER. Landlord (for itself and its insurer) hereby waives any rights, including rights of subrogation, and Tenant (for itself and its insurer) hereby waives any rights, including rights of subrogation, each may have against the other on account of any loss or damage occasioned to Landlord or Tenant, as the case may be, to their respective property, the Premises or its contents that are caused by or result from risks insured against under any insurance policies carried by the parties hereto and in force at the time of any such damage. The foregoing waivers of subrogation shall be operative only so long as available in the jurisdiction where the Premises are located and so long as no policy of insurance is invalidated thereby.

          5.4 PAYMENT OF INSURANCE. In the event that Tenant shall fail to obtain the insurance policies required hereunder or to pay the premiums due for the insurance policies required hereby, Landlord shall have the right, but not the obligation, to pay the same in which case Tenant shall repay such amount plus any penalties or additional amounts resulting therefrom to Landlord as Additional Rent within five (5) days after receipt of a bill therefor.

          5.5  INDEMNIFICATION.

          5.5.1 Subject to Subsection 5.5.2 below and without limiting any other agreement of indemnity by Tenant of Landlord set forth in this Lease, Tenant shall indemnify Landlord for, defend Landlord against, and save Landlord harn1less from any liability, loss, cost, injury, damage or other expense or risk whatsoever that may occur or be claimed by or with respect to any person(s) or property on or about the Premises and resulting directly or indirectly from:

          (a) the use, occupancy, possession, operation, maintenance or management of the Premises by Tenant or other persons claiming through or under Tenant, or their respective agents, employees, licensees, invitees, guests or other such persons;

          (b) any work or thing done by Tenant, its employees, agents or licensees, in respect of construction of, in or to the Premises or any part of the improvements now or hereafter constructed on the Premises (other than work by Landlord);

          (c)  the  condition, including environmental conditions
               (unless  such  conditions  were  pre-existing   or
               caused by a party other than Tenant), of the Premises or any part thereof; .

          (d)  any negligence on the part of Tenant or any of its
               agents,    contractors,    servants,    employees,
               licensees or invitees;
          (e) any accident, injury or damage to any person or property occurring in, on or about the Premises or any part thereof including any sidewalk adjacent thereto.

          5.5.2 Subject to Subsection 5.5.1 above, and without limiting any other agreement of indemnity by Landlord of Tenant set forth in this Lease, Landlord shall indemnify and save Tenant harmless from and against any and all claims, demands, actions, damages, liability and expense in connection with the loss, damage, or injury to persons or property whether for injuries to persons or loss of life, or damage to property, arising in connection with the negligence or intentional misconduct of the Landlord, Landlord's agents, employees, or contractors.


                                    ARTICLE 6


                             MAINTENANCE AND REPAIRS

          6.1  TENANT'S OBLIGATIONS.

          6.1.1 Tenant shall, at its sole cost and expense, maintain in good repair, order, and serviceable condition the Premises and every part thereof, including, without limitation, every part of the interior and exterior portions of the Building, including its roof, walls, all windows, doors, storefronts, plate glass, interior walls, and structural elements thereof and all painting thereof; all plumbing, ventilation, heating, air conditioning, and electrical systems and equipment in, on, or exclusively serving the Premises; and all exterior improvements including, without limitation, landscaping, lig4t poles, signage and parking lot areas which are part of the Premises. Subject to Landlord's satisfaction of the conditions set forth in Section 6.2.1, Tenant shall not make any claim or demand upon or bring any action against Landlord for any loss, cost, injury, damage or expense caused by any failure or defect, structural or non-structural, of the Premises or any part thereof.

          6.2 LANDLORD'S OBLIGATIONS. Excepting Landlord's duties and obligations under Article 15 hereof, Landlord shall have no obligation whatsoever to repair and maintain the Premises or the Building, nor any improvements or equipment thereon, whether interior or exterior, structural or nonstructural, ordinary or extraordinary. Except as otherwise provided in this Lease, Tenant expressly waives the benefit of any statute or law now or hereafter in effect which would otherwise afford Tenant the rig4t to terminate this Lease because of Landlord's failure to keep the Premises or the Building in good order, condition, and repair, or the rig4t to repair and offset the cost related thereto against rent.

          6.2.1. WARRANTIES. Landlord shall obtain in the name of Tenant and Landlord all warranties specified in the Plans and Specifications (the "Warranties"). Further, in the event Tenant is not deemed a third-party beneficiary or a direct assignee of the contract(s) Landlord / enters into with its contractors ("Landlord's Contractor's") in connection with Landlord's Work, Landlord shall take such action as may be reasonably necessary to enable Tenant to make any demand upon or claw upon or bring any action against Landlord's Contractors (i) for any loss, cost, injury, damage or other expense caused by any failure or defect, structural or non-structural, of the Premises or any part thereof or (ii) to enforce the Warranties.

          6.3 LANDLORD'S RIGHTS. If Tenant refuses or neglects to make repairs or maintain the Premises or the Building, or any part thereof, in a manner reasonably satisfactory to Landlord, without prejudice to any other remedy Landlord may have hereunder, upon giving Tenant ten (10) days prior written notice, Landlord shall have the right to enter the Premises and perform such maintenance or make such repairs on behalf of and for the account of Tenant. In the event Landlord so elects, Tenant shall pay to Landlord as Additional Rent the cost of such repairs, maintenance, or replacements within five (5) days following receipt of a bill therefor. Tenant agrees to permit Landlord or its agent to enter the Premises, upon reasonable notice to Tenant and in the presence of Tenant's store manager during normal business hours, for the purpose of inspecting the Premises.

                                    ARTICLE 7
                                   ALTERATIONS

          7 .1 CONSENT TO ALTERATIONS. Tenant may make any interior non-structural alterations, replacements, additions, changes and improvements to the Building that Tenant, in its sole discretion, deems advisable. Subject to the prior written consent of Landlord, which consent shall not be unreasonably withheld, Tenant may, at its sole cost and expense, make any alterations, replacements, additions, changes, and improvements (collectively referred to in this Article as " Alterations") to the Building and the Premises, other than interior non-structural Alterations, as it may find necessary or convenient for its purposes, so long as complete copies of all architectural plans and specifications relating to any such Alterations are delivered to Landlord at the time of Tenant's request for Landlord's consent. Landlord shall respond within ten (10) days of Tenant's request for such Alterations and Landlord shall not unreasonably withhold its consent thereto.

          7  .2       REMOVAL OF ALTERATIONS. Except as set forth
     in Subsection 7.2.1 below, all Alterations made on the Premises shall become the property of Landlord at the expiration or termination of the Lease Term and shall be surrendered with the Premises.

          7.2.1 All signs, furnishings, trade fixtures, inventory, equipment and other property of Tenant which by its nature is readily removable from the Premises, including but not limited to Tenant's Trade Fixtures, as listed on Exhibit "F" attached hereto, installed in or on the Premises by Tenant, shall remain the personal property of Tenant, shall not be subject to any Landlord's lien or lien or security interest against the property 'of Landlord, and shall be removed by Tenant not later than fifteen (15) days after the termination or expiration of this Lease, provided that Tenant shall repair any damage caused by removal of the foregoing. If, however, any such personal property of Tenant is not removed on or before the fifteenth (15th) day following the termination of this Lease, Landlord shall provide written notice to Tenant and if such property is not removed within ten (10) days of receipt of such notice such property shall be deemed abandoned.

          7.3  ALTERATIONS REQUIRED BY LAW. Subsequent to
     Tenant's acceptance of Landlord's delivery of the Premises, Tenant shall, at its sole cost and expense, make any Alteration, structural or otherwise, to or on the Premises, or any part thereof, which may be necessary or required by reason of any law, rul~, regulation, or order promulgated by competent government authority.

          7  .4       GENERAL CONDITIONS RELATING TO ALTERATIONS.
     Any Alteration shall be subject to the following conditions:

          7.4.1      No  Alteration  shall  be  undertaken  until
     Tenant shall have procured and paid for all required permits
     and   authorizations  of  all  municipal   departments   and
     governmental subdivisions having jurisdiction.

          7.4.2 Any Alteration shall be made promptly and in a good worlm1anlike manner, by properly qualified and licensed personnel, and in compliance with all applicable permits and authorizations and building and zoning laws and all laws, and in accordance with the orders, rules and regulations of the Board of Fire Insurance Underwriters and any other body hereafter exercising similar functions having or asserting jurisdiction over the Premises.

          7.4.3 No Alteration shall tie-in or connect the Premises or any improvements thereon with any property outside the Premises without the prior written consent of Landlord.

          7.4.4 No Alteration shall reduce the value of the Premises or impair the structural integrity of any building comprising a part of the Premises.

          7.5 LIENS. In connection with Alterations or otherwise, Tenant shall do all things reasonably necessary to prevent the filing of any liens or encumbrances against the Premises, or any part thereof, or upon any interest of Landlord or any mortgagee or beneficiary under a deed of trust or any ground or underlying lessor in any portion of the Premises, by reason of labor, services or materials supplied or claimed to have been supplied to Tenant, or anyone holding the Premises, or any part thereof, through or under Tenant. If any such lien or encumbrance shall at any time be filed against all or any portion of the Premises, Tenant shall either cause same to be discharged of record within thirty (30) days after the date of filing of same or, if Tenant in good faith determines that such lien should be contested, Tenant shall either (i) bond over such lien in accordance with applicable law, or (ii) furnish such security as Landlord shall determine to be necessary and/or required to prevent any foreclosure proceedings against ~ll or any portion of the Premises during the pendency of such contest. If Tenant shall fail to discharge or bond over such lien or encumbrance or fail to furnish such security within such period, then, in addition to any other right or remedy of Landlord resulting from said default of Tenant, Landlord m~y, but shall not be obligated to, discharge the same either by paying the amount claimed to be due or by procuring the discharge of such lien by giving security or in such other manner as is or may be prescribed by law, and Tenant agrees to reimburse Landlord, as Additional Rent, within five (5) days after demand for all costs, expenses, and other sums of money spent in connection therewith.

          7.6 SIGNS. Tenant shall have the right to install and maintain a sign or signs on all fascia of the Premises. In addition, Tenant shall have the right to install a sign on the rear of the Premises. All such signs shall comply with all requirements of (i) appropriate governmental authorities; and (ii) agreements or restrictions of record (or disclosed to Tenant before its execution of this Lease) running with the Premises. All necessary permits, licenses or approvals shall be obtained by Tenant. Tenant shall maintain its signs in good condition and repair at all times, and shall save the Landlord harmless from injury to person or property arising from the erection and maintenance of said signs. Upon vacating the Premises, Tenant shall remove all signs and repair all damage caused by such
     removal.  Landlord  covenants  and  warrants  that  it   has
     approved Tenant's signs and the Sign Drawings attached hereto as Exhibit "D" prior to or simultaneously with its execution of this Lease, which approval shall not in any way be construed as a waiver of Tenant's obligation to obtain all necessary permits, licenses and approvals required for such signs. Tenant's failure to obtain all necessary permits, licenses and approvals for Tenant's signs shall in no way affect any of Tenant's obligations hereunder nor entitle Tenant to terminate this Lease.

                                    ARTICLE 8

                   DAMAGE, DESTRUCTION, OBLIGATION TO REBUILD

          8.1 OBLIGATION TO REBUILD. In the event of damage to or destruction of the Premises, or any portion thereof, by casualty or any other cause whatsoever, then Tenant, and not Landlord, shall be obligated to complete the restoration and repair thereof in accordance with the terms of this Section 8.1; provided, however, that Tenant shall have the right to use the casualty insurance proceeds for such restoration and repair in accordance with the terms set forth herein and shall be obligated to repair the Premises only to their condition on the Delivery Date pursuant to the Plans and Specifications (subject to alterations thereof required by changes in any governmental codes). Tenant shall have the sole right to negotiate, prosecute and adjust any clain1 for casualty insurance proceeds. Any repair or restoration of the Premises shall be commenced by Tenant within sixty (60) days after receipt of casualty insurance proceeds and all necessary approvals for repair and restoration (but in no event greater than two hundred seventy (270) days following the casualty , not including delays in obtaining the necessary approvals for repair and restoration which are beyond Tenant's control) and Tenant shall make diligent efforts to complete the repair and restoration within one hundred eighty (180) days following commencement of the restoration. Within thirty (30) days after an event of damage or destruction, Tenant shall deliver to Landlord notice of the anticipated period of restoration. Unless this Lease is terminated in accordance with Section 8.2 below, all casualty insurance proceeds for the Premises shall be paid into a construction escrow account to ensure that the Premises will be restored as required herein to be held by a title company selected jointly 'by Landlord, Landlord's lender and Tenant. The construction escrow account shall be released to Tenant to restore or rebuild the Premises pursuant to the terms of an agreement to be agreed to by Landlord, Landlord's lender and Tenant, all acting reasonably, allowing for draws by Tenant on at least a monthly basis as construction proceeds and requiring the' customary presentation of architects certifications, title policy updates and lien waivers or releases for the disbursement of money from such construction escrow account. Upon Tenant's completion of any repair or restoration as required herein and certification by Tenant's architect that such repair and restoration has been completed in accordance with the plans and specifications for such restoration, Tenant's obligation to repair or restore following the casualty shall be satisfied and thereafter Tenant shall have no further obligation or liability to Landlord with respect to the condition of the Premises and the Building other than as specifically set forth in this Lease.

          8.2 TERMINATION RIGHTS IN THE EVENT OF CASUALTY. In the event 50% or more of the Premises is destroyed during the last two (2) years of the Lease Term or of any Renewal Term, Tenant shall have the right to terminate this Lease upon thirty (30) days advance written notice to Landlord and, in such event, Fixed Monthly Rent, Additional Rent and any other charges under this Lease shall be abated as of the date of such termination. If this Lease is so terminated, then all insurance proceeds attributable to the casualty to the Building or improvements on the Premises (excluding insurance proceeds, if any, attributable to Tenant ' s Trade Fixtures, which shall be and remain the property of Tenant) shall be paid to Landlord and/or Landlord's lender.

                                    ARTICLE 9

                                 EMINENT DOMAIN

          9.1 TAKING. If the whole of the Premises or the sole direct access from the Premises to any adjacent street or highway shall be taken by any public or quasi-public authority under the power of eminent domain or condemnation, then this Lease shall terminate on the date of taking of possession by the condemning authority or the date title vests in the condemning authority.

          In the event that (i) Twenty Five (25%) percent or more of the Building or the parking serving the Building shall be taken or conveyed by the power of eminent domain or condemnation or (ii) as a result of any taking, regardless of the amount so taken, the remainder of the Premises is rendered unsuitable in Tenant's opinion, reasonably exercised, for the continued operation of Tenant's business, then Tenant shall have the right to terminate this Lease upon ten (10) days prior written notice given to Landlord within thirty (30) days after receipt of written notice from Landlord advising Tenant that a portion of the Premises has been so taken.

          If any part of the Premises is so taken or conveyed, and the Lease is not terminated as set forth above, then:
     (i) this Lease shall continue in full force and effect, except that the Fixed Monthly Rent shall be reduced in the same proportion that the portion of the Premises so taken or conveyed bears to the area of the Premises leased to Tenant, such reduction commencing as of the date that Tenant is required to surrender possession of the part of the Premises taken or conveyed; and (ii) Landlord shall make all necessary repairs or alterations to restore that portion of the Premises remaining as near to its former condition as the circumstances will permit and to constitute the portion of the Building not taken as a complete architectural unit.

          9.2 RIGHTS ON TERMINATION. Upon any termination of this Lease as a result of eminent domain or condemnation as provided herein, (i) all Fixed Monthly Rent and Additional Rent and charges of all type shall be adjusted and prorated as of the date of such termination; and (ii) all other rights and obligations of the parties hereunder shall be terminated as of said date except for unsatisfied obligations which accrued prior to the date of termination and the distribution of any award or compensation for such taking and as provided otherwise in this Lease; provided that
                                             19

     Tenant shall be allowed a reasonable period of time to remove its property from the Premises.

          9.3 WAIVER OF RIGHT TO COMPENSATION. In the event of a taking under the power of eminent domain of the Premises, whether whole or partial, all compensation awarded for such taking of the fee and leasehold estate, or consideration paid for a conveyance in lieu of condemnation, as damages or otherwise, shall belong to and be the property of Landlord, except that Tenant shall be entitled to recover from the condemning authority, such amounts as may be separately awarded to Tenant for the value of Tenant's Trade Fixtures, removal expenses, business dislocation damages, loss of income, the unamortized cost of leasehold improvements paid for by Tenant, and search and relocation expenses ("Tenant's Costs"). In the event no such separate award is made for Tenant's Costs, Tenant shall be entitled to receive from Landlord that portion of Landlord's award specifically made for Tenant's Costs so long as the same does not diminish the award to which Landlord is otherwise entitled to receive. Any award due Tenant as provided in this Section shall be paid directly to Tenant by the condemning authority where possible; where the award due Tenant is a portion of the award paid to Landlord, Landlord shall hold such award in trust for Tenant and shall pay over such portion as is due Tenant promptly after receipt of such award from the condemning authority.

                                   ARTICLE 10

                            ASSIGNMENT AND SUBLETTING

          10.1      RIGHT OF ASSIGNMENT AND SUBLETTING.

          10.1.1 Tenant shall have the free right to assign this Lease or sublet the entire Premises provided that in any such case Tenant shall remain liable under this Lease and further provided that the proposed assignee's or sublessee's intended use does not violate any protected, exclusive or restricted uses then in effect with respect to the Premises or otherwise violate any other term, covenant or condition contained in this Lease.

          10.1.2 Any permitted assignee, subtenant, transferee, licensee, concessioner, or mortgagee shall be bound by, and shall assume and perform all of the terms, covenants, and conditions of this Lease from and after the date of any such transfer.

          10.2 NO RELEASE OF TENANT.

          10.2.1 No assignment shall release Tenant of Tenant's obligation or alter the primary liability of Tenant to pay the rent and to perform all other obligations to be performed by Tenant hereunder. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. .In the event of default by any assignee of Tenant, or any successor Tenant, in the performance of any of the terms hereof; Landlord may, subject to Landlord's duty to attempt to mitigate its damages by using commercially reasonable efforts to relet the Premises, proceed directly against Tenant without the necessity of exhausting remedies against such assignee.

                                   ARTICLE 11



                                        20


                                DEFAULT; REMEDIES

          11.1 DEFAULT. The occurrence of anyone or more of the following events shall constitute a default by Tenant under this Lease:

          11.1.1 The failure by Tenant to make any payment of Fixed Monthly Rent, Additional Rent or any other payment required to be made by Tenant hereunder, where after written notice thereof Landlord to Tenant, such failure shall continue for a period of ten (10) days.

          11.1.2 Except as otherwise provided in this Lease, the failure by Tenant to observe or perform any of the non-monetary covenants, conditions, or provisions of this Lease to be observed or performed by Tenant, where such failure shall continue for a period of thirty (30) days after written notice thereof from Landlord to Tenant; provided, however, that if the nature of Tenant's noncompliance is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said thirty
     (30) day period and thereafter diligently prosecutes such cure to completion.

          11.1.3 Institution by or against Tenant of any bankruptcy, insolvency, reorganization, receivership or other similar proceeding involving the creditors of Tenant, which is not dismissed within ninety (90) days after the commencement thereof.

          11.1.4 The issuance or filing of any judgment, attachment, levy, garnishment or the commencement of any related proceeding or the commencement of any other judicial process upon or with respect to all or substantially all of the assets of Tenant, or the Premises.

          11.1.5 Dissolution, termination of existence, or assignment for the benefit, of creditors of or by Tenant.

          11.2 REMEDIES. Upon the occurrence of a default by Tenant pursuant to the foregoing Subsection or otherwise under this Lease, Landlord may at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any right or remedy which Landlord may have by reason of such default:

          11.2.1 Terminate Tenant's right to possession of the Premises and re-enter the Premises by any lawful means, in which case Tenant shall immediately surrender possession of the Premises to Landlord. In such event, Landlord shall be entitled to recover from Tenant all damages permitted by applicable law including those damages set forth in Subsection 11.2.2. Landlord shall use reasonable efforts to attempt to mitigate its damages by making commercially reasonable efforts to relet the Premises upon commercially reasonable terms.

          11.2.2 If Tenant defaults under this Lease and Landlord elects to terminate Tenant's right to possession as provided in Subsection 11.2.1, Tenant shall be liable to and shall continue to pay Landlord Fixed Monthly Rent and all Additional Rent as it becomes due until such time as Landlord relets the Premises, so long as Landlord makes commercially reasonable efforts to mitigate its damage and relet the Premises as provided in Subsection 11.2.1.



                                             21


     Landlord relets the Premises, Tenant shall, at Landlord's option, either (a) pay Landlord, as it becomes due until the expiration of the Term or the then running Renewal Term, the difference between the rental amount and the amounts to be paid for taxes, insurance premiums and other costs and expenses obtained by Landlord upon such reletting of the Premises (which rental amount shall be upon commercially reasonable terms) and the Fixed Monthly Rent and Additional Rent due from Tenant, with the excess amount, if any, being applied to any future amounts owed by Tenant; or (b ) pay Landlord the present value, if any, of the difference between the rental amount and the amounts to be paid for taxes, insurance premiums and other costs and expenses obtained by Landlord upon such reletting of the Premises (which rental amount shall be upon commercially reasonable terms) and the Fixed Monthly Rent and Additional Rent due from Tenant, in which event Tenant shall have no further liability under the Lease. Present value shall be calculated based on a five percent (5%) discount per annum.


          11.2.4 Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the jurisdiction where the Premises are located.


          11.2.5. Recover from Tenant, as an element of its damages, the cost of reletting the Premises, including, but not limited to, reasonable brokerage fees, attorneys' fees, retrofit costs and other expenses of reletting.


          11.3 CUMULATIVE REMEDIES Except as specifically provided herein to the contrary, no remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies provided in this Article or otherwise available at law or in equity.



                                   ARTICLE 12



                   REPRESENTATIONS AND W ARRANTIES OF LANDLORD


     Landlord represents, warrants and covenants as follows:


               (i) As of the Commencement Date, Landlord will be the fee owner of the Premises and has the legal right and power to lease the Premises to Tenant for Tenant's operation of the Premises for the Proposed Use or such other uses consistent with the Gateway Performance District; and


               (ii) As of the date of execution of this Lease, Landlord hereby acknowledges receipt of the Plans and Specifications, approves of the Plans and Specifications, and agrees to construct the Building and improvements for the Premises in accordance with the final plans and specifications which are based on the Plans and Specifications and which are agreed to by Landlord and Tenant; and

               (iii) As of the date of execution of this Lease, the Premises is zoned to permit the use of the Premises for those principal uses which are permitted in the Gateway Performance District including, without limitation, the Proposed Use, and there are no restrictions applicable to, upon or within the


                                        22


          Premises which would limit or prevent Tenant's use of the Premises for the Proposed Use; and

               (iv) There shall be no change to the Site Plan; provided, however, that Landlord may make minor, site specific modifications, which are necessary for the development of the Premises and which do not in any way affect the construction of the Building in accordance with the terms of this Lease, upon obtaining the prior written consent of Tenant which consent shall not be unreasonably withheld; and

               (v)  There  shall be no change to  the  Plans  and
          Specifications  without the prior  written  consent  of
          Tenant   which   may  be  withheld  in  Tenant's   sole
          discretion.

The foregoing representations, warranties and agreements are material considerations and inducements to Tenant in executing this Lease, the breach of which will cause irreparable and severe harm to Tenant. Without limiting any other right or remedy of Tenant under this Lease or available to Tenant at law or equity by reason of the breach of the representations, warranties, guaranties and agreements herein set forth, Tenant shall have the right to terminate this Lease at any time during the period of such breach by providing written notice to Landlord. If Landlord fails to cure such breach within thirty (30) days after receipt of such written notice from Tenant, this Lease shall automatically terminate. Notwithstanding the foregoing, once the conditions set forth in Section 15.5 are complete such that Landlord has no further construction obligations under the Lease, Tenant shall have no right to terminate this Lease in connection with Subsection (iv) and (v) of this Article 12.

                                   ARTICLE 13

                              CONDITIONS PRECEDENT

          13.1 PERMITS. Tenant has entered into this Lease subject to Landlord obtaining the necessary governmental or quasi-governmental permits, variances, licenses, permissions or other authorizations (collectively "Permits") from the applicable Public Authorities necessary for the construction and operation of the Premises and the Building, excluding Tenant's signs and all improvements thereto, built in accordance with the Plans and Specifications. In the event Landlord is unable to obtain the Permits required to construct and operate the Premises, the Building and all improvements thereto by the end of the Permitting Period, Tenant shall have the right to terminate this Lease upon thirty (30) days prior written notice to Landlord (which termination shall be nullified if Landlord obtains any outstanding Permits within such thirty (30) day period) and declare it null and void and of no further force and effect, in which event Landlord and Tenant shall have no further liability hereunder.

          13.2 DUE DILIGENCE MATERIALS. Landlord has provided Tenant with copies of the following tests, surveys and reports applicable to the Premises which Landlord has obtained: (a) the most recent title commitment for the Premises dated March 22, 2005 with copies of the exception documents; (b ) the Subdivision Plat for the Shopping Center and the Premises dated

                                             23

     February 15, 2005; (c) Phase I Environmental Report; and (d) Geotechnical Report (the "Due Diligence Materials"). As of the date of this Lease, Tenant has reviewed the Due Diligence Materials, has approved of the Due Diligence Materials and shall have no right to terminate this Lease in connection with anything contained therein.

          13.3 ENVIRONMENTAL COMPLIANCE. The Lease is also contingent upon Landlord delivering the Premises to Tenant on the delivery Date free of all Hazardous Materials (as previously defined) and in compliance with all Environmental Laws (as previously defined).

          13.4 NON-DISTURBANCE AND ATTORNMENT AGREEMENT. This Lease is further contingent upon Landlord obtaining a non-disturbance and attornment agreement in favor of Tenant, in a form reasonably acceptable to Tenant, in accordance with Section 16.3. In the event Landlord is unable to obtain such an agreement in favor of Tenant within thirty (30) days after the Delivery Date, Tenant shall have the right to terminate the Lease and declare it null and void and of no further force and effect, in which event Landlord and Tenant shall have no further liability hereunder.

          13.5        LANDLORD  OBTAININE:  FEE  TITLE   TO   THE
     PREMISES. This Lease is also contingent upon Landlord obtaining fee title to the Premises pursuant to the Purchase Agreement. In the event Landlord does not have fee title to the Premises by July 6,2005, Tenant shall have the right to terminate the Lease upon thirty (30) days prior written notice to Landlord (which termination shall be nullified if Landlord obtains fee title to the Premises within such thirty (30) day period) and declare it null and void and of no further force and effect.

          13.6 CROSS-ACCESS AND PARKING AGREEMENT. This Lease is contingent upon Landlord's Affiliate or Landlord obtaining and filing of record a cross-access agreement with the Shopping Center Owner in a form reasonably acceptable to Tenant, whereby Tenant, together with its agents, employees, customers, and invitees, has the right to vehicular and pedestrian access over and across the parking, drive aisles, and other paved areas of the Shopping Center Site for ingress to and egress from the Premises and all public streets and highways (the "Easement Agreement"). The Easement Agreement shall also include a restriction upon the Shopping Center Owner which provides that the Shopping Center Owner shall not (a) add, construct, or place any building, edifice, structure, or obstruction (whether permanent or temporary), or add trees or change the landscaping, in the Protected Area (as depicted on the Site
     Plan); and (b) alter or relocate the Access Way as depicted on the Site Plan; and ( c ) permit, while the Premises is being used for the Proposed Use, any other part of the Shopping Center to be used or occupied as a retail jewelry store or for the primary use of the retail sale of jewelry. Upon prior written request from Tenant, Landlord agrees to join in and execute any reasonable documents, as reasonably requested by Tenant, which Tenant believes is reasonably necessary in order for Tenant to enforce the Easement Agreement. If permissible under the Easement Agreement, Landlord shall execute such documentation (including an assignment of Landlord' s rights) to allow Tenant to enforce the provisions of the Easement Agreement. The Easement
     Agreement shall provide reciprocal rights to the Shopping Center Owner, together with its agents, employees, customers and invitees, for vehicular and pedestrian access over the parking, drive aisles and other paved areas of the Premises.' Landlord further agrees to obtain an appropriate

                                             24

     endorsement  or  other affirmative insurance  in  the  title policy for the Premises insuring the rights under the Easement Agreement. In the event Landlord fails to obtain and file of record the Easement Agreement, and obtain the necessary title endorsement or other affirmative insurance set forth herein, prior to July 6, 2005, Tenant shall have the right to terminate the Lease upon thirty (30) days prior written notice to Landlord (which termination shall be nullified if Landlord files the Easement Agreement of record or obtains the appropriate title endorsement or other affirmative insurance within such thirty (30) day period) and declare it null and void and of no further force and effect, in which event Landlord and Tenant shall have no further liability hereunder. Tenant agrees to pay directly to Shopping Center Owner as Rent, any and all costs and charges which become due under the Easement Agreement in accordance with the terms of the Easement Agreement. Landlord agrees that Landlord shall promptly deliver to Tenant (a) all statements and supporting documentation for reimbursement of costs and expenses under the Easement Agreement; and (b ) copies of all notices received from the Shopping Center Owner -in connection with the Easement Agreement. Landlord further acknowledges and agrees that Landlord shall not grant its consent to any changes or other modifications of the Easement Agreement without Tenant's prior written consent.

          13.7 TENANT REIMBURSEMENT. If Tenant terminates the Lease due to Landlord's failure to comply with Sections
     13.5 and 13.6 of this Lease, Landlord shall be required to reimburse Tenant within thirty (30) days after Tenant's termination of the Lease for all of the actual costs and expenses paid by Tenant for architectural drawings.

                                   ARTICLE 14

                             [Intentionally Omitted]

                                   ARTICLE 15

                                  CONSTRUCTION

          15.1 PERMITS. Landlord shall use its diligent efforts to obtain the Permits (as previously defined) on or before the expiration of the Permitting Period. In the event Landlord fails to obtain the Permits by the end of the Permitting Period, Tenant shall have the right to terminate this Lease and declare it null and void and of no further force and effect as provided in Section 13.1. Once Landlord has secured all necessary Permits, Landlord shall provide Tenant with written notice (the "Permit Approval Notice").

          15.2 LANDLORD'S WORK. Upon providing the Permit Approval Notice, Landlord shall construct the Premises and related improvements on the Premises Site in accordance with the Final Plans and Specifications at no cost to Tenant (except as provided in Section 2.3), in a good and workmanlike manner, in accordance with the Site Plan and the Plans and Specifications attached hereto as Exhibit "C" and in accordance with the zoning, building, environmental, health and safety codes of the governmental units in which the Premises are situated ("Landlord's Work"). Landlord's Work shall include causing the construction of all parking areas, roads, drive aisles, and the main access way necessary for access to and parking for the Premises so that Tenant may open and operate from the Premises for the Proposed Use, whether complete~ by Landlord or the Shopping Center Owner in accordance with the Purchase


                                        25

     Agreement. Landlord's Work shall be completed, excepting Punchlist Items, and possession of the completed Premises shall be delivered to Tenant for the commencement of Tenant's Work within the Construction Period, subject to Force Majeure. Landlord and Tenant hereby agree that the Construction Period is based on Tenant's delivery of the final Plans and Specifications to Landlord by June 30,2005. In the event Tenant fails to deliver the formal Plans and Specifications by June 30, 2005, the Construction Period and the November 23, 2005 date set forth in Section 15.6 shall each be extended one day for each day after June 30, 2005 until Tenant delivers the final Plans and Specifications to Landlord; provided, however, that such failure to deliver the final Plans and Specifications shall in no way be deemed to be a default by Tenant under this Lease. Tenant shall have the right to install on the roof of the Premises a satellite dish in accordance with all applicable laws and provided such satellite dish is properly screened.

          15.3 DELIVERY DATE NOTICE. Landlord shall give Tenant written notice of the Delivery Date not less than ten
     (10) days before the Delivery Date (the "Delivery Date Notice"). Upon receipt of Landlord's Delivery Date Notice, Tenant shall have access to the Premises for inspection. In the event Landlord and Tenant are simultaneously performing work on the Premises, Landlord and Tenant hereby agree to cooperate with one another and work in good faith to complete such work without unreasonably interfering with one another in the completion of such work.

          15.4          INSPECTION     AND    PUNCHLIST     WORK.
     Notwithstanding anything to the contrary in this Lease, within five (5) days after Landlord has provided Tenant with the Delivery Date Notice, Tenant and a representative of Landlord, at a mutually agreeable time, shall inspect the Premises (the "Inspection") and shall compile a list of items which have not been completed as required in the Plans and Specifications. If after the Inspection, there are any items other than Punchlist Items which Landlord has failed to complete or not properly completed in accordance with the Plans and Specifications, Landlord's Work shall not be deemed to be completed and Landlord shall promptly complete such items within the Construction Period. If after the
     Inspection, there are only Punchlist Items remaining, Landlord's Work shall be deemed completed provided Landlord completes such Punchlist Items within twenty-one (21) days after the Delivery Date. Tenant shall have the right to supplement the list of Punchlist Items during the first twenty-one (21) days following the Delivery Date and Landlord shall use reasonable efforts to complete such supplemental Punchlist Items within twenty-one (21) days after Landlord's receipt of a supplemental list of Punchlist Items. If Landlord fails to complete the Punchlist Items or the supplemental Punchlist Items within the time periods set forth above, Tenant may elect to complete such Punchlist Items for and on behalf of Landlord and at Landlord' s cost and expense by providing prior written notice to Landlord. If Landlord fails to complete the Punchlist Items within five (5) days after the receipt of such notice, Tenant shall have the right to complete the Punchlist Items and, at Tenant's option, (a) recover the cost of completing such Punchlist Items, including interest at the rate of twelve percent (12%) per annum from the date of the advance of such costs until the date of repayment; or (b ) set-off and deduct the cost of completing the Punchlist Items, together with interest as aforesaid, from Fixed Monthly Rent and Additional Rent. In no event shall Tenant be required to accept delivery of the Premises unless and until Landlord has fully completed Landlord's Work (excepting Punchlist Items) and all conditions to the occurrence of the Delivery Date have been satisfied.


                                             26


          15.5 PRE-COMPLETION ACCPECTANCE. If the Delivery Date has not occurred within the Construction Period, Tenant shall have the right, but shall not be obligated, to accept delivery of the Premises prior to Landlord's completion of Landlord's Work ("Pre-Completion Acceptance"), without relieving Landlord of any obligation to fully complete Landlord's Work. If Tenant accepts delivery of the Premises prior to the completion of Landlord's Work, Landlord shall complete Landlord's Work, including completing any Punchlist Items as provided in Section 15.4, as soon as possible, and in so doing shall not interfere, and shall cause its contractors not to interfere, with the fixturing, furnishing, equipping and stocking of the Premises by Tenant and its contractors. In the event Tenant has opened for business in the Premises and Landlord still has not fully completed Landlord's Work (excepting the Punchlist Items), Landlord shall still be obligated to complete Landlord's Work and the Punchlist Items, and Tenant shall have the right to offset or withhold Rent until such time as Landlord has fully completed the same. Notwithstanding the foregoing, once (i) Tenant has taken possession of the Premises; and
     (ii) Landlord has fully completed Landlord's Work; and (iii) all Punchlist Items have been completed, and (iv) the Warranties (as previously defined) have been assigned to Tenant, Landlord shall have no further construction obligations hereunder.

          15.6 FAILURE TO DELIVER. Notwithstanding any provision of this Lease to the contrary, if Landlord has not completed Landlord's Work and the Delivery Date has not occurred by November 23, 2005 (subject to Force Majeure), Tenant shall have the right, in addition to and not in lieu of any and all other rights and remedies available at law or equity, to cancel this Lease by giving written notice to Landlord at any time thereafter but before the Delivery Date (the , "Notice of Cancellation"). If Tenant provides timely Notice of Cancellation and Landlord does not deliver the Premises to Tenant with Landlord's Work complete within fifteen (15) days after receipt of the Notice of Cancellation, this Lease shall terminate and be null and void and of no further force and effect, Tenant shall be relieved of all obligations hereunder and Tenant shall not be liable to Landlord in damages or otherwise.

          15. 7 LIQUIDATED DAMAGES. In the event Landlord does not deliver the Premises to Tenant in the condition as herein required within the Construction Period, Landlord shall pay to Tenant the sum of Two Hundred Dollars
     ($200.00), for each day between the last day of the Construction Period and the Delivery Date, or, if Tenant exercises its right to cancel for Landlord's failure to deliver, for each day between the last day of the Construction Period and the effective date of Tenant's Notice of Cancellation (subject to Force Majeure). If Landlord fails to pay Tenant as aforesaid, then Tenant shall have the right (without limiting any other right or remedy of Tenant) to deduct such amount from Rent and other payments due Landlord. The liability of Landlord under this paragraph shall be in addition to all other claims which Tenant may have against Landlord. Landlord agrees that the amount provided for in this Section constitutes a reasonable estimate of the damages that Tenant is likely to incur in the event of a breach by Landlord as herein provided, and shall not constitute a penalty.



                                        27


                                   ARTICLE 16

                               GENERAL PROVISIONS


          16.1 QUIET ENJOYMENT. Subject to the teffi1S and conditions of this Lease, Tenant shall have the quiet and peaceful possession of the Premises.

          16.2 DEFINITION OF RENT. All monetary obligations of Tenant to Landlord under the terms of this Lease, including, without limitation, Fixed Monthly Rent, the Taxes, insurance premiums and other Additional Rent payable hereunder and all sums becoming due under the Easement Agreement, shall be deemed to be "Rent".

          16.3 SUBORDINATION. This Lease shall be subject and subordinate to the lien of any superior lease, mortgage, deed of trust, or any other hypothecation or security now existing or hereafter placed upon the Premises, and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements, and extensions thereof, and Tenant hereby agrees, within thirty
     (30) days of written request by Landlord, to execute and deliver to Landlord and its lender(s) a subordination, non-disturbance and attornment agreement in a foffi1 , reasonably acceptable to Tenant prescribed by such lender(s) with respect to any such superior lease, mortgage, .deed of trust,. hypothecation, or security; provided, however, that no such, Instrument shall limit Tenant's rights or expand Tenant's obligations under this Lease. Landlord if agrees to obtain a non-disturbance and attornment agreement from the holder of any mortgage ~ given with respect to the Premises existing immediately following Landlord' s acquisition of the I Premises or at such other times thereafter as may be reasonably requested by Tenant.

          16.3.1 It is a condition, however, of the subordination provisions of Section 16.3 above that Landlord shall procure from any such mortgagee an agreement in writing, which shall be delivered to Tenant, providing in substance that (i) so long as Tenant shall faithfully discharge the obligations on its part to be kept and perfoffi1ed under the terms of this Lease, Tenant's tenancy will not be disturbed nor this Lease affected by any default or foreclosure under such mortgage, and that the mortgagee agrees that this Lease shall remain in full force and effect even though default in and foreclosure under the mortgage may occur; and (ii) such mortgagee shall permit insurance proceeds or condemnation awards, as the case may be, to be used for any restoration and repaid as required by the provisions of this Lease as set forth in Sections 8 and 9. The word "mortgage" as used herein means (i) any lease of land only or of land and buildings in a sale-lease-back transaction involving all or any part of the Premises, or
     (ii) any mortgage, deed of trust or other similar security instruments constituting a lien upon all or any part of the Premises, whether the same shall be in existence as of the date hereof or created hereafter, and any modifications, extensions, renewals and replacements thereof. "Mortgagee" as used herein means a party having the benefit of a Mortgage, whether as lessor, mortgagee, trustee or note-holder.

          16.3.2 No change in ownership of all or any portion of the Premises, or assignment of this Lease, or the rentals provided for herein, shall be binding upon Tenant for any purpose until after Tenant has been furnished with evidence, including photostat or certified copy of deed or


                                        28


     assignment, showing change in ownership or assignment.

          16.3.3 In the event Tenant receives a written notice from any party claiming a collateral interest in this Lease or in the rentals hereunder and, by reason thereof, a present entitlement to collect the rentals under this Lease, Tenant shall pay such rentals to such party which payment shall satisfy any and all liabilities of Tenant to Landlord with respect to such payment without obligation on the part of Tenant to make further inquiry but subject to such party's providing to Tenant a copy of the instrument pursuant to which such party claims such entitlement and to such claim being plausible on the face of such instrument.

          16.4 SURRENDER OF PREMISES. Except for changes resulting from eminent 'domain proceedings, at the expiration or sooner termination of the Lease Term, Tenant shall surrender the Premises in the same condition as the Premises were in upon delivery of possession thereto under this Lease, reasonable wear and tear and damage due to casualty excepted, and shall surrender all keys for the Premises to Landlord at the place then fixed for the payment of Rent and shall inform Landlord of all combinations on locks, safes and vaults, if any, in the Premises. Tenant shall at such time remove all of Tenant's Trade Fixtures including, but not limited to, equipment, signs, furnishings, inventory, machinery, and other personal property, and shall repair any damage to the Premises caused thereby. Any or all of such property not so removed shall, at Landlord's option, become the exclusive property of Landlord or be disposed of by Landlord, at Tenant's sole cost and expense, if not removed by Tenant after receipt of written notice from Landlord pursuant to Section 7.2.1. In the event Tenant shall fail to pay the cost of any such repair, Landlord may do so and Tenant shall reimburse Landlord for the amount thereof within five (5) days after receipt of a bill therefore. If Tenant shall not so surrender the Premises, Tenant shall indemnify Landlord against loss or liability resulting from the delay by Tenant in so surrendering the Premises including, without limitation, any claims made by any succeeding occupant founded on such delay. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of the Lease Term.

          16.4.1 Tenant shall have the right, no earlier than thirty (30) days before the date Tenant vacates the Premises, to place a sign at the front of the Premises, in a place visible to Tenant's customers, directing Tenant's customers to another of Tenant's stores and/or providing Tenant's customers with a telephone number as long as such signage does not violate (i) applicable laws, ordinances, orders, rules or regulations of any governmental authority; or (ii) covenants running with the Premises. Tenant shall be entitled to leave said sign at the front of the Premises until the earlier to occur of (i) three months after Tenant vacates the Premises, or (ii) the date a new tenant takes possession of the Premises.

          16.5 ESTOPPEL CERTIFICATES. Each party (each a "Responding Party") shall at any time upon not less than thirty (30) days prior written notice from the other party (each a "Requesting") execute, acknowledge, and deliver to the Requesting Party a statement in a form prescribed by the Requesting Party and reasonably acceptable to the Responding Party certifying and acknowledging the following: (i) that this Lease represents the entire agreement between Landlord and Tenant, and is unmodified and ~ full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full


                                             29

     effect) and the date to which the Fixed Monthly Rent and other charges are paid in advance, if any; and (ii) that there are not, to the Responding Party's knowledge, any uncured defaults on the part of the Requesting Party, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises or of the business of the Requesting Party.

          16.6 SEVERABILITY. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof.

          16.  7     ENTIRE AGREEMENT. This Lease constitutes the
     entire agreement between -Landlord and Tenant and supersedes all prior agreements between them with respect to the Premises, whether written or oral.

          16.8 NOTICES. Any notice required or permitted to be given hereunder shall be in writing and may be given by facsimile, personal delivery, certified mail, return receipt requested, or by nationally recognized overnight courier service delivered to Tenant or to Landlord, as the case may be, at the F AX numbers or addresses for each set forth in the Fundamental Lease Provisions. Either party may by notice to the other specify a different F AX number or address for notice purposes. A copy of all notices required or permitted to be given to Landlord hereunder shall be concurrently transmitted to such party or parties at such addresses as Landlord may from time to time hereafter designate by notice to Tenant.

          16.9 WAIVERS. No waiver by Landlord or Tenant of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent default by Landlord or Tenant of the same of any other provision. Landlord's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act by Tenant. The acceptance of Rent hereunder by Landlord shall not be a waiver of any preceding default by Tenant hereunder, other than the failure of Tenant to pay the particular Rent so accepted, regardless of Landlord's knowledge of such preceding default at the time of acceptance of such Rent.

          16.10 RECORDING. Either Landlord or Tenant shall, upon request of the other, execute, acknowledge, and deliver to the other a "short form" memorandum of this Lease for recording purposes. Such memorandum shall be in the form reasonably prescribed by Landlord, and the party requesting same shall be responsible for all costs, fees and taxes incident to recording same. In addition, any termination agreement shall be similarly recorded, which agreement shall survive the termination of this Lease. In no event shall any such memorandum be recorded prior to Landlord's acquisition of the Premises.

          16.10.1 At the time that the Commencement Date of the term of this Lease is firmly established, the parties shall promptly enter into a Supplemental Lease Agreement, setting forth the actual commencement and expiration of the Initial Term and any extensions thereof, describing the Premises and setting forth the Fixed Monthly Rent and annual Rent to be paid by Tenant hereunder, but containing no further provisions of this Lease, which Supplemental Lease Agreement shall be prepared by Tenant and which may be recorded by either party with the party


                                        30

     recording same to be responsible for all costs, fees and taxes incident to recording same. If the Commencement Date is firmly established before a short form lease or memorandum of lease has been executed by the parties, the short form lease or memorandum of lease and the Supplemental Lease Agreement may be consolidated into a single recordable document.

          16.11 HOLDING OVER. If Tenant remains in possession of the Premises or any part thereof after the expiration or termination of the Lease Term, such occupancy shall be a tenancy from month-to-month upon all the provisions of this Lease pertaining to the obligations of Tenant and Tenant shall thereby waive its rights of notice to quit, but Tenant's right as to any Renewal Term shall terminate. The monthly rent due during such hold-over period shall be equal to 125% of the Fixed Monthly Rent then in effect, and Tenant shall continue to be obligated to pay all Additional Rent and other amounts required to be paid by the terms of this Lease. Notwithstanding the foregoing, in the event that Landlord and Tenant are engaged in active and good faith negotiations for a new lease at the expiration or termination of the Lease Term, then the Fixed Monthly Rent payable by Tenant during Tenant's continuing possession shall be at the rate last paid by Tenant hereunder, but only for so long as such negotiations continue. However, Landlord shall in its sole discretion have the right to notify Tenant in writing that Landlord elects to terminate such negotiations whereupon thirty (30) days after Tenant's receipt of such notice the monthly rent due thereafter shall be equal to 125% of the Fixed Monthly Rent then in effect.

          16.12 CHOICE OF LAW. The laws of the jurisdiction in which the Premises are located shall govern the validity, performance, and enforcement of this Lease.

          16.13 ATTORNEYS' FEES. Should either party institute any action or proceeding to enforce any provision hereof or for a declaration of such party's rights or obligations hereunder, the prevailing party shall be entitled to receive from the losing party such amounts as the court may adjudge to be reasonable attorneys' fees and expenses for services rendered to the party prevailing in any such action or proceeding, and such fees shall be deemed to have accrued upon the announcement of such action or proceeding and shall be enforceable whether or not such action or proceeding is prosecuted to judgment.

          16.14 WAIVER OF JURY TRIAL. LANDLORD AND TENANT EACH HEREBY WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY CLAIM, ACTION, PROCEEDING OR COUNTERCLAIM BY EITHER LANDLORD OR TENANT AGAINST THE OTHER ON ANY MATTERS ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, AND/OR TENANT'S USE OR OCCUPANCY OF THE PREMISES.

          16.15 LIABILITY OF LANDLORD. In the event of any sale or other transfer of Landlord's interest in the Premises, Landlord shall automatically be relieved of all liabilities and obligations of Landlord hereunder arising after the date of such transfer. Notwithstanding anything contained herein to the contrary, neither Landlord nor its partners, members, officers, shareholders, principals or employees shall have any personal liability in respect of any of the terms, covenants, conditions or provisions of this Lease. In the event of a breach or default by


                                             31

     Landlord of any of its obligations under this Lease, Tenant, and any persons claiming by, through or under Tenant, shall look solely to the equity of the Landlord in the Premises for the satisfaction of Tenant's and/or such persons' remedies and claims for damages, and no other property or assets of Landlord, or of its partners, members, officers, shareholders, principals or employees shall be subject to levy, execution or other enforcement procedures for the satisfaction of Tenant's and/or such person's remedies and claims for damages.

          16.16 NO MERGER. There shall be no merger of this Lease, or the leasehold estate created by this Lease, with any other estate or interest in the Premises, or any part thereof, by reason of the fact that the same person, fIrm, corporation or other entity may acquire or own or hold, directly or indirectly, (i) this lease or the leasehold estate created by this Lease or any interest in this Lease or in any such leasehold estate; and (ii) any such other estate or interest in the Premises or any part thereof. No such merger shall occur unless and until all persons, corporations, firn1s and other entities having an interest (including a security interest) in (1) this Lease or the leasehold estate created by this Lease; and (2) any such other estate or interest in the Premises, or any part thereof, shall join in a written instrument effecting such merger and shall duly record the same.

          16.1 7 INTERPRETATION. The captions by which the Articles and Sections of this Lease are identified are for convenience only and shall have no effect upon the interpretation of this Lease. Whenever the context so requires, singular numbers shall include the plural, the plural shall refer to the singular, the neuter gender shall include the masculine and feminine genders, and the terms "Landlord" and "Tenant" and "person" shall include corporations, limited liability companies, partnerships, associations, other legal entities, and individuals.

          16.18 RELATIONSHIP OF THE PARTIES. Nothing in this Lease shall create a partnership, joint venture, employment relationship, borrower and lender relationship, or any other relationship between Landlord and Tenant, other than the relationship of landlord and tenant.

          16.19     SUCCESSORS. This Lease shall be binding  upon
     and  inure  to the benefit of the parties hereto  and  their
     respective   personal  and  legal  representatives,   heirs,
     successors, and assigns.

          16.20 MODIFICATIONS. This Lease may not be altered, amended, changed, waived, terminated, or modified in any manner except by a written instrument executed by Landlord and Tenant.

          16.21 BROKERAGE FEES. Landlord and Tenant each represent and warrant that they have not employed a broker in connection with the execution of this Lease. Landlord and Tenant shall each indemnify and hold the other harmless from and against any claim or claims for brokerage or other commissions arising from such party having employed a broker contrary to its representation in this Section.

          16.22       WAIVER   OF  REDEMPTION.  To   the   extent
     pern1itted by law, Tenant hereby waives any and all rights of redemption with respect to this Lease. Tenant hereby waives any rights it


                                             32

     may have to any notice to cure or vacate or to quit provided by any current or future law; provided that the foregoing shall not be deemed to waive any notice expressly provided in this Lease.

          16.23 NOT BINDING UNTIL EXECUTED. This Lease does not constitute an "offer" and is not binding until fully executed and delivered by Landlord.

          16.24 REASONABLE CONSENT. Unless specifically and expressly stated to the contrary, wherever Landlord's consent or approval shall be required herein, such consent or approval shall not be unreasonably or arbitrarily withheld or delayed.

          16.25 NO CONTINUOUS OPERATION/LANDLORD'S RIGHT OF RECAPTURE. (a) Notwithstanding anything contained in this Lease, expressly or impliedly, to the contrary, and notwithstanding the agreement herein contained for the payment by Tenant of rent, it is specifically and expressly understood and agreed that Tenant shall be under no duty or obligation, either express or implied, to open, or thereafter to continuously conduct, its business in the Premises at any time during the Term. Further, Tenant's failure to open for business in the Premises shall not otherwise entitle Landlord to commence or to maintain any action, suit, or proceeding, whether in law or in equity, relating in any way to Tenant's failure to open or thereafter to continuously conduct its business in the Premises. Without limiting the generality of the foregoing, Tenant shall have the right to close two partial days per year to take inventory and shall, at Tenant's option, be closed Thanksgiving Day, Christmas Day, New Years Day, and Easter; (b ) If at any time during the Lease Term Tenant, or its assignee or sublessee, if any, shall discontinue its operations at the Premises for a period of greater than one hundred eighty (180) consecutive days ( except as may result from fire or other casualty, a taking under the power of eminent domain or condemnation, or periods of remodeling), Landlord may, at any time following such one hundred eighty day (180) period, and prior to any recommencement of operations, terminate this Lease upon sixty (66) days' prior written notice to Tenant. If Tenant, or its assignee or sublessee, if any, reopens for business or recommences its operations within such sixty (60) day period, Landlord' s right to terminate the Lease shall be nullified and of no further force and effect. If Landlord elects to terminate the Lease as provided herein, the Lease shall be null and void and of no further force and effect, and the parties hereto shall be released from any and all further unaccrued liability with respect to this Lease from and after the effective date of such termination.

          16.26 FINANCIAL STATEMENTS. Within thirty (30) days after receipt of written request from Landlord, but not more often than once during any Lease Year, Tenant shall provide to Landlord a copy of the financial statements for the most recently completed year-end of Sterling Jewelers Inc. ("Tenant's Guarantor"), the guarantor of Tenant's obligations under the Lease. Landlord's request for financial statements for a given fiscal year must be sent at least one hundred twenty (120) days after the end of such fiscal year of Tenant's Guarantor. Notwithstanding the foregoing, Landlord, and any lender or prospective purchaser that requests such financial statements, must execute Tenant's Guarantor's standard confidentiality agreement prior to receiving such financial statements.


                                             33


          16.27 GUARANTY OF LEASE. This Lease is conditioned on Tenant delivering to Landlord, simultaneously with the execution copies of this Lease, four (4) copies of a Guaranty of Lease executed by Tenant's Guarantor in the form set forth on attached Exhibit "H".



[SIGNATURES CONTINUED ON NEXT PAGE]





                                             34


IN WITNESS WHEREOF, the parties have executed this Lease as of the 30th day of

June 2005


Wl'fNESSES
LANDLORD:



                                             LOUDON ROAD N.H.
                                        RTE. 9 DEVELOPMENT, LLC
                                             a New York limited
                                        liability company

/s/ Chrishon J Ocreber              By: Westlake Holding, Inc.

Print Name:  Chrishon J Ocreber      Its: Sole Member

/s/ Karen Balch                     By: /s/ Joseph P Kane
Print Name Karen Balch
                                     Its: President





                                             TENANT:





                                             STERLING INC
/s/ George S Frankovich                      an Ohio corporation

Print Name George S Frankovich               By: /s/ Robert D Trabucco





/s/ Russell J Nagelleirk

Print Name Russell J Nagellerik












STATE OF NEW YORK   )
                    )SS:
COUNTY OF ONONDAGA  )



     BEFORE ME, a Notary Public, in and for said County and State, personally appeared Joseph P. Kane, the President of Westlake Holding, Inc., the Sole Member of LOUDON ROAD N.H. RTE. 9 DEVELOPMENT, LLC, who acknowledged that he did sign the foregoing instrument and that the same is his free act and deed, and the free act and deed of said limited liability company.



IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal this 30th day of June 2005



                              /s/ Stephen G Etoll



                              Notary Public



                                   [notary seal]





STATE OF OHIO  )

               )SS

COUNTY OF SUMMIT )



     BEFORE ME, a Notary Public, in and for said County and State, personally appeared Robert A Trabucco, the Executive Vice President of Sterling Inc., who acknowledged that he did sign the foregoing instrument and that the same is his free act and deed, and the free act and deed of said corporation.


IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal this 27th day of June 2005


                                        /s/ Thomas E Griffin


                                             Notary Public


[notary seal]










                                             36











                                    EXJDBIT A
                        Legal Description of the Premises

            Berkshire Development -London Road Concord Proposed Lot 1

Commencing at a steel pin on the northerly sideline of Loudon Road, said steel pin marking the southeasterly most comer of the lot herein described and being S63 53'05"W a distance of 145.97 feet from a granite bound marking the southeasterly comer of other land of the Grantor and the southwesterly comer of land now or formerly of Milano Real Estate Associates, LLC, thence S63 53 '05"W a distance of 89.18 feet, along said Loudon Road, to a steel pin; thence N35 33' 45"W a distance of 185.26 feet to a steel pin; thence N54 25'40"E a distance of 145.50 feet to steel pin; thence S35 34 '20"E a distance of 105.40 feet to a steel pin; thence by a curve to the left, having a central angle of 24 22'03" and a radius of 184.50 feet, a distance of 78.47 feet to a point; thence by a curve to the right, having a central angle of 47 21 '09" and a radius of 39.50 feet, a distance of 32.65 feet to  the point of beginning Containing 26,055 square feet or  0.60 acres.


































































35